                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2002




                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)



          Texas                          0-13616                75-1927578
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000

                                 Not applicable.

          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

99.1 Press Release dated October 3, 2002, announcing the Company's earnings for the quarter ended August 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

         On October 3, 2002, Intervoice, Inc. (the "Company") announced in a press release (the "Press Release") its earnings for the quarter ended August 31, 2002. The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this report and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERVOICE, INC.


                                           By: /s/ Rob-Roy J. Graham
                                              ---------------------------------
                                               Rob-Roy J. Graham
                                               Executive Vice President, Chief
Date: October 3, 2002                          Financial Officer and Secretary

                                INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------
99.1             Press Release dated October 3, 2002, announcing the Company's earnings for the quarter ended August 31, 2002.